Exhibit 99.1

Lumen Announces Exchange Offers for Unsecured Notes of Lumen and Level 3

DENVER, Sept. 3, 2024 /PRNewswire/ — Lumen Technologies, Inc. (NYSE: LUMN) (“Lumen”) announced that it has commenced offers to exchange newly-issued superpriority senior secured notes for certain of its outstanding unsecured senior notes. In addition, Lumen also announced that Level 3 Financing, Inc., its indirect, wholly-owned subsidiary (“Level 3” and, together with Lumen, the “Issuers”), has commenced offers to exchange newly-issued second lien secured notes for certain of its outstanding unsecured senior notes.

Lumen Exchange Offers

Lumen is offering to exchange (collectively, the “Lumen Exchange Offers”) its outstanding:

1.	5.125% Senior Notes due 2026 (the “2026 Lumen Notes”) for its newly-issued 10.000% Secured Notes due 2032 (the “New Lumen Notes”) and certain cash consideration, as applicable;

2.	4.000% Senior Secured Notes due 2027 (Unsecured) (the “2027 Lumen Notes”) for New Lumen Notes;

3.	6.875% Debentures, Series G, due 2028 (the “2028 Lumen Notes”) for New Lumen Notes; and

4.	4.500% Senior Notes due 2029 (the “2029 Lumen Notes” and, together with the 2026 Lumen Notes, the 2027 Lumen Notes and the 2028 Lumen Notes, the “Subject Lumen Notes”) for New Lumen Notes.

Subject to the terms and conditions of the Lumen Exchange Offers, the maximum aggregate principal amount of the New Lumen Notes that Lumen may issue in exchange for Subject Lumen Notes will not exceed $500,000,000 (the “Lumen Notes Cap”), and the maximum aggregate principal amount of the New Lumen Notes that Lumen may issue in exchange for the 2029 Lumen Notes will not exceed $100,000,000 (the “New Notes Series Cap”). The following table sets forth the acceptance priority level (“Acceptance Priority Level”) for each series of Subject Lumen Notes and the applicable consideration offered for such series in the applicable Lumen Exchange Offer. On the terms further described below, the Subject Lumen Notes will be exchanged in accordance with the assigned Acceptance Priority Levels described in the table below, with 1 being the highest and 4 being the lowest.

					Exchange Consideration per $1,000 Principal Amount of Subject Lumen Notes Tendered
					Early Exchange Consideration for Subject Notes Tendered and Not Withdrawn at or Prior to the Early Tender Time		Late Exchange Consideration for Subject Notes Tendered After the Early Tender Time and at or Prior to the Expiration Time
Subject Lumen Notes to be Exchanged	CUSIP Number(s)	Aggregate Outstanding Principal Amount	Acceptance Priority Level	New Notes Series Cap	New Lumen Notes (Principal Amount)	Cash	New Lumen Notes (Principal Amount)	Cash
2026 Lumen Notes	156700 BB1 / U1566P AB1	$149,510,000	1	N/A	$900	$100	$900	$0
2027 Lumen Notes	156700 BC9 / U1566P AC9	$232,472,000	2	N/A	$975	N/A	$875	N/A
2028 Lumen Notes	156686 AM9	$242,423,000	3	N/A	$895	N/A	$795	N/A
2029 Lumen Notes	156700 BD7 / U1566P AD7	$409,319,000	4	$100,000,000	$700	N/A	$600	N/A

Except as described in the following paragraph and subject to the New Notes Series Cap, all Subject Lumen Notes validly tendered and not validly withdrawn having a higher Acceptance Priority Level will be accepted for exchange before any Subject Lumen Notes tendered having a lower Acceptance Priority Level will be accepted for exchange. Once all Subject Lumen Notes tendered in a certain Acceptance Priority Level have been accepted for exchange, Subject Lumen Notes from the next Acceptance Priority Level may be accepted for exchange. If the remaining portion of the Lumen Notes Cap or the New Notes Series Cap, as applicable, is adequate to exchange some but not all of the aggregate principal amount of Subject Lumen Notes tendered within an Acceptance Priority Level, Subject Lumen Notes tendered for exchange in that Acceptance Priority Level will be accepted for exchange on a pro rata basis, based on the aggregate principal amount of Subject Lumen Notes tendered with respect to that Acceptance Priority Level and, in the case of the Lumen Notes Cap (but not the New Notes Series Cap), no Subject Lumen Notes with a lower Acceptance Priority Level will be accepted for exchange.

Notwithstanding the foregoing and subject to the New Notes Series Cap, all Subject Lumen Notes that are validly tendered in a Lumen Exchange Offer at or prior to the Early Tender Time (as defined below) will have priority over Subject Lumen Notes that are validly tendered after the Early Tender Time, even if such Subject Lumen Notes tendered after the Early Tender Time have a higher Acceptance Priority Level than the Subject Lumen Notes tendered at or prior to the Early Tender Time and even if Lumen elects to forego an Early Settlement Date (as defined below). If the principal amount of Subject Lumen Notes validly tendered at or prior to the Early Tender Time constitutes a principal amount of Subject Lumen Notes that, if accepted for exchange by Lumen, would result in it issuing New Lumen Notes having an aggregate principal amount equal to or in excess of the Lumen Notes Cap, subject to the New Notes Series Cap (as applicable), Lumen will not accept any Subject Lumen Notes tendered for exchange after the Early Tender Time, regardless of the Acceptance Priority Level of such Subject Lumen Notes, unless Lumen increases the Lumen Notes Cap, or the New Notes Series Cap (as applicable), which it is permitted to do at any time in its sole discretion.

The Lumen Exchange Offers are being made solely in accordance with, and are subject to the terms and conditions set forth in, Lumen’s offering memorandum, dated September 3, 2024 (the “Lumen Offering Memorandum”).

The New Lumen Notes will be, subject to the receipt of the regulatory approvals described in the Lumen Offering Memorandum, secured by the same collateral and guaranteed by the same entities that secure and guarantee Lumen’s outstanding superpriority senior secured notes. In addition, the restrictive covenants and events of default governing the New Lumen Notes will be substantially similar to those applicable to Lumen’s outstanding superpriority secured notes, as further described in the Lumen Offering Memorandum.

Level 3 Exchange Offers

Level 3 is offering to exchange (collectively, the “Level 3 Exchange Offers” and, together with the Lumen Exchange Offers, the “Exchange Offers”) its outstanding:

1.

3.400% Senior Secured Notes due 2027 (Unsecured) (the “3.400% Level 3 Notes”) for its newly-issued 10.000% Second Lien Notes due 2032 (the “New Level 3 Notes” and, together with the New Lumen Notes, the “New Notes”);

2.	4.625% Senior Notes due 2027 (the “4.625% Level 3 Notes”) for New Level 3 Notes; and

3.

4.250% Senior Notes due 2028 (the “4.250% Level 3 Notes” and, together with the 3.400% Level 3 Notes and the 4.625% Level 3 Notes, the “Subject Level 3 Notes” and, together with the Subject Lumen Notes, the “Subject Notes”) for New Level 3 Notes.

Subject to the terms and conditions of the Level 3 Exchange Offers, the maximum aggregate principal amount of the New Level 3 Notes that Level 3 may issue in exchange for Subject Level 3 Notes will not exceed $350,000,000 (the “Level 3 Notes Cap”). The following table sets forth the Acceptance Priority Level for each series of Subject Level 3 Notes and the applicable consideration offered for such series in the applicable Level 3 Exchange Offer. On the terms further described below, the Subject Level 3 Notes will be exchanged in accordance with the assigned Acceptance Priority Levels described in the table below, with 1 being the highest and 3 being the lowest.

				Principal Amount of New Level 3 Notes per $1,000 Principal Amount of Subject Level 3 Notes Tendered
				Early Exchange Consideration for Subject Notes Tendered and Not Withdrawn at or Prior to the Early Tender Time	Late Exchange Consideration for Subject Notes Tendered After the Early Tender Time and at or Prior to the Expiration Time
Subject Level 3 Notes to be Exchanged	CUSIP Number(s)	Aggregate Outstanding Principal Amount	Acceptance Priority Level
3.400% Level 3 Notes	527298 BP7 / U52783 AU8	$82,289,000	1	$980	$880
4.625% Level 3 Notes	527298 BN2 / U52783 AT1	$393,770,000	2	$980	$880
4.250% Level 3 Notes	527298 BR3 / U52783 AW4	$488,098,000	3	$860	$760

Except as described in the following paragraph, all Subject Level 3 Notes validly tendered and not validly withdrawn having a higher Acceptance Priority Level will be accepted for exchange before any Subject Level 3 Notes tendered having a lower Acceptance Priority Level will be accepted for exchange. Once all Subject Level 3 Notes tendered in a certain Acceptance Priority Level have been accepted for exchange, Subject Level 3 Notes from the next Acceptance Priority Level may be accepted for exchange. If the remaining portion of the Level 3 Notes Cap is adequate to exchange some but not all of the aggregate principal amount of Subject Level 3 Notes tendered within an Acceptance Priority Level, Subject Level 3 Notes tendered for exchange in that Acceptance Priority Level will be accepted for exchange on a pro rata basis, based on the aggregate principal amount of Subject Level 3 Notes tendered with respect to that Acceptance Priority Level and no Subject Level 3 Notes with a lower Acceptance Priority Level will be accepted for exchange.

Notwithstanding the foregoing, all Subject Level 3 Notes that are validly tendered in a Level 3 Exchange Offer at or prior to the Early Tender Time will have priority over Subject Level 3 Notes that are validly tendered after the Early Tender Time, even if such Subject Level 3 Notes tendered after the Early Tender Time have a higher Acceptance Priority Level than the Subject Level 3 Notes tendered at or prior to the Early Tender Time and even if Level 3 elects to forego an Early Settlement Date. If the principal amount of Subject Level 3 Notes validly tendered at or prior to the Early Tender Time constitutes a principal amount of Subject Level 3 Notes that, if accepted for exchange by Level 3, would result in it issuing New Level 3 Notes having an aggregate principal amount equal to or in excess of the Level 3 Notes Cap, Level 3 will not accept any Subject Level 3 Notes tendered for exchange after the Early Tender Time, regardless of the Acceptance Priority Level of such Subject Level 3 Notes, unless Level 3 increases the Level 3 Notes Cap, which it is permitted to do at any time in its sole discretion.

The Level 3 Exchange Offers are being made solely in accordance with, and are subject to the terms and conditions set forth in, Level 3’s offering memorandum, dated September 3, 2024 (the “Level 3 Offering Memorandum” and, together with the Lumen Offering Memorandum, the “Offering Memoranda” or, individually, an “Offering Memorandum”).

The New Level 3 Notes will be, subject to the receipt of the regulatory approvals described in the Level 3 Offering Memorandum, secured by the same collateral and guaranteed by the same entities that secure and guarantee Level 3’s outstanding second lien notes. In addition, the restrictive covenants and events of default governing the New Level 3 Notes will be substantially similar to those applicable to Level 3’s outstanding second lien notes, as further described in the Level 3 Offering Memorandum.

Expiration Time and Withdrawal Deadline

Subject to the terms and conditions of the Offering Memoranda, each $1,000 of Subject Notes that is validly tendered and not validly withdrawn at or prior to 5:00 P.M., New York City time, on September 16, 2024 (such date and time, as it may be extended by the applicable Issuer, the “Early Tender Time”) or that is validly tendered after the Early Tender Time but at or prior to 5:00 P.M., New York City time, on October 1, 2024, unless it is extended or earlier terminated by the applicable Issuer (such date and time, as it may be extended by the applicable Issuer, the “Expiration Time”) and that is accepted by the applicable Issuer, will be entitled to receive the consideration shown in the applicable table above under the columns beginning with “Early Exchange Consideration” and “Late Exchange Consideration,” respectively.

In addition, holders of Subject Notes will be entitled to accrued but unpaid interest with respect to such series of Subject Notes from the latest applicable interest payment date to, but excluding, the date on which such Subject Notes are exchanged for New Notes (such date, the “Settlement Date”), subject to adjustments in certain limited circumstances described in the applicable Offering Memorandum.

The final Settlement Date for each Exchange Offer is expected to be on or about the third business day following the Expiration Time, subject to all conditions to such Exchange Offer having been satisfied or waived by the applicable Issuer.

Each Exchange Offer will expire at the Expiration Time. Subject Notes that are tendered may not be withdrawn after 5:00 P.M., New York City time, on September 16, 2024 (such date and time with respect to an Exchange Offer, as the same may be extended by the applicable Issuer in its sole discretion, the “Withdrawal Deadline”).

Each Issuer may elect, in its sole discretion, to settle any or all of the Exchange Offers for any or all of the applicable series of Subject Notes and issue the applicable New Notes with respect to such Subject Notes validly tendered at or prior to the Early Tender Time (and not validly withdrawn) at any time after the Early Tender Time and at or prior to the Expiration Time (the “Early Settlement Date”), subject to certain limitations, including those described in the next paragraph. Such Early Settlement Date will be determined at the applicable Issuer’s option and, if elected, would be expected to occur on or after September 24, 2024, subject to all conditions to the applicable Exchange Offer having been satisfied or waived by the applicable Issuer.

If an Issuer elects to schedule an Early Settlement Date for any of the applicable Lumen Exchange Offers or Level 3 Exchange Offers, such Issuer will also schedule the same Early Settlement Date for the other applicable Lumen Exchange Offers or Level 3 Exchange Offers, respectively, that remain pending. If an Issuer schedules a Final Settlement Date for any of the applicable Lumen Exchange Offers or Level 3 Exchange Offers, such Issuer will schedule the same Final Settlement Date for the other applicable Lumen Exchange Offers or Level 3 Exchange Offers, respectively, that remain pending. The scheduling of an Early Settlement Date or Final Settlement Date for the Lumen Exchange Offers will not require the scheduling of an Early Settlement Date or Final Settlement Date for the Level 3 Exchange Offers, and the scheduling of an Early Settlement Date or Final Settlement Date for the Level 3 Exchange Offers will not require the scheduling of an Early Settlement Date or Final Settlement Date for the Lumen Exchange Offers.

Lumen may amend, extend, terminate or withdraw any or all of the Lumen Exchange Offers (including by modifying the amount of the Lumen Notes Cap or New Notes Series Cap), and Level 3 may amend, extend, terminate or withdraw any or all of the Level 3 Exchange Offers (including by modifying the amount of the Level 3 Notes Cap), in each case, (i) in their sole discretion without extending the applicable Withdrawal Deadline or amending the withdrawal rights of any applicable Eligible Holder (as defined below), and (ii) regardless of whether any other Exchange Offer is amended, extended, terminated or withdrawn.

Conditions to Exchange Offers

Each Exchange Offer is conditioned on the satisfaction or waiver of certain conditions, as described in the applicable Offering Memorandum.

The Exchange Offers are not conditioned upon any minimum amount of Subject Notes being tendered. Each Exchange Offer is being made independently of the other Exchange Offers and is not conditioned upon the completion of any of the other Exchange Offers. Neither the consummation of the Lumen Exchange Offers nor the consummation of the Level 3 Exchange Offers are conditioned upon consummation of the other.

Eligible Holders

The Exchange Offers will only be made, and the New Notes are only being offered and will only be issued, to Eligible Holders of Subject Notes. An Eligible Holder of Subject Notes is a beneficial owner of Subject Notes that (i) makes the certifications in the eligibility certification that it is a (a) “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) or (b) non-U.S. person outside the United States (as defined in Rule 902 under the Securities Act) who is a “non-U.S. qualified offeree” (as defined in the eligibility letter described in the applicable Offering Memorandum), would not be acquiring New Notes and any cash consideration (as applicable) for the account or benefit of a U.S. person and would be participating in any transaction in accordance with Regulation S under the Securities Act, or (ii) in the case of Canadian residents, also makes the certifications in the Canadian certification that it is (a) an “accredited investor” as defined in section 73.3(1) of the Securities Act (Ontario), or National Instrument 45-106—Prospectus Exemptions, as applicable, and (b) a “permitted client” as defined in National Instrument 31-103—Registration Requirements, Exemptions and Ongoing Registrant Obligations.

Holders who desire to obtain and complete an eligibility letter should either (i) visit the website for this purpose at https://www.gbsc-usa.com/eligibility/lumen for the Lumen Exchange Offers or https://www.gbsc-usa.com/eligibility/level3 for the Level 3 Exchange Offers, or (ii) call Global Bondholder Services Corporation, the Exchange and Information Agent for the Exchange Offers, at (855) 654-2014 (toll-free) or (212) 430-3774 (collect for banks and brokers).

No Registration

The New Notes and the offering thereof have not been registered under the Securities Act or any state or foreign securities laws, and may not be offered or sold in the United States or to any U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. Holders of New Notes will not be granted any registration rights. Investors should be aware that they may be required to bear the financial risks of this investment for an indefinite period of time.

Each Issuer is making its respective Exchange Offers solely through and pursuant to the terms of the applicable Offering Memorandum. None of Lumen, Level 3, the dealer managers for the Exchange Offers, any affiliate of any of them, or any other person makes any recommendation as to whether Eligible Holders should tender or refrain from tendering all or any portion of the principal amount of such holder’s Subject Notes for New Notes in the Exchange Offers. Eligible Holders must make their own independent evaluation of the financial merits of the applicable Exchange Offer and the information included in the applicable Offering Memorandum. In making an investment decision, Eligible Holders must rely on their own independent examination of the value of the applicable Subject Notes and the applicable New Notes, the issuer of such New Notes, and the terms of the applicable Exchange Offer and New Notes, including the merits and risks involved with exchanging Subject Notes for New Notes and cash consideration (as applicable).

This press release does not constitute (i) an offer to sell, or a solicitation of an offer to buy, the New Notes, (ii) an offer to buy, or a solicitation of an offer to sell, the Subject Notes, or (iii) a solicitation to participate in the Exchange Offers, which are being made solely in accordance with the Offering Memoranda. The Offering Memoranda do not constitute an offer of the New Notes, or a solicitation to participate in the Exchange Offers, to any person in any jurisdiction in which it would be unlawful to make such offer or solicitation or the Exchange Offers under applicable securities or blue sky laws.

About Lumen Technologies

Lumen connects the world. We are igniting business growth by connecting people, data, and applications – quickly, securely, and effortlessly. Everything we do at Lumen takes advantage of our network strength. From metro connectivity to long-haul data transport to our edge cloud, security, and managed service capabilities, we meet our customers’ needs today and as they build for tomorrow.

Forward-Looking Statements

Except for historical and factual information, the matters set forth in this release and other oral or written statements of the Issuers identified by words such as “estimates,” “expects,” “anticipates,” “believes,” “plans,” “intends,” “will,” and similar expressions are forward-looking statements as defined by the federal securities laws, and are subject to the “safe harbor” protections thereunder. These forward-looking statements are not guarantees of future results and are based on current expectations only, are inherently speculative, and are subject to a number of assumptions, risks, and uncertainties, many of which are beyond the control of the Issuers. Actual events and results may differ materially from those anticipated, estimated, projected, or implied by the Issuers in those statements if one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect. Factors that could affect actual results include but are not limited to: the ability of the Issuers to consummate the Exchange Offers; the possibility that the Eligible Holders will not be receptive to the Exchange Offers; corporate developments that could preclude, impair, or delay the aforementioned transactions due to restrictions under the federal securities laws; changes in the credit ratings of the Issuers; changes in the cash requirements, financial position, financing plans, or investment plans of the Issuers; changes in general market, economic, tax, regulatory, or industry conditions; and other risks referenced from time to time in filings with the U.S. Securities and Exchange Commission of Lumen or Level 3 Parent, LLC. You are cautioned not to unduly rely upon any forward-looking statements of the Issuers, which speak only as of the date made. The Issuers undertake no obligation to publicly update or revise any forward-looking statements for any reason, whether as a result of new information, future events or developments, changed circumstances, or otherwise. Furthermore, any information about the intentions of the Issuers contained in any forward-looking statements reflects the intentions of such companies as of the date of such forward-looking statement, and is based upon, among other things, existing regulatory, technological, industry, competitive, economic, and market conditions, and their assumptions, as of such date. Either Issuer may change its intentions, strategies, or plans (including its capital allocation plans) at any time and without notice, based upon any changes in such factors, in its assumptions or otherwise.

SOURCE Lumen Technologies

Media Relations Contact:

Esmeralda Cameron, esmeralda.cameron@lumen.com, +1 201-839-0712

Investor Relations Contact:

Jim Breen, CFA, jim.breen@lumen.com, +1 603-404-7003

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